UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On November 5, 2020, Xenon Pharmaceuticals Inc. (the “Company”) announced via press release the Company’s financial results for the three and nine month periods ended September 30, 2020.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  The information in Item 2.02 of this Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2020, the Company’s board of directors (the “Board”), based upon a recommendation from the Nominating and Corporate Governance Committee of the Board, voted to appoint Mr. Patrick Machado as a director of the Company, effective as of November 5, 2020.

There are no transactions and no proposed transactions between Mr. Machado (or any member of his immediate family) and the Company (or its subsidiary), and there is no arrangement or understanding between Mr. Machado and any other person or entity pursuant to which Mr. Machado was appointed as a director of the Company.

Mr. Machado will participate in the Company's standard compensation plan for non-employee directors, including an initial stock option grant, which will be granted to Mr. Machado on November 5, 2020.  The standard compensation plan for non-employee directors is described in the section titled “Director Compensation Policy” of the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2020.

The Board has not yet determined the committee(s) of the Board, if any, to which Mr. Machado will be named.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description
99.1	Press Release issued by Xenon Pharmaceuticals Inc. dated November 5, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: November 5, 2020	By:	/s/ Ian Mortimer
Ian Mortimer
President & Chief Financial Officer